2Q08 Earnings Conference Call August 7, 2008 1 Exhibit 99.2

Income (Loss) Before Special Items*, MM$
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Refining & Supply   76 482 171   43 (123) 32
Non-Refining   36   59   65    9 84 47
Corp. & Net Fin.   (27)   (32)   (20)   (29) (20) (18)
   Income (Loss)
   Before Special Items
  85
509
216
  23
(59)
61
EPS (Diluted), Before
Special Items
0.70
4.20
1.81
0.20
(0.50)
0.52

* For reconciliation to Net Income (Loss), see slide 15.

2Q08 Summary

Net Income excluding special items of $61MM* ($0.52/share)
Refining & Supply earnings of $32MM
Weak gasoline market
Rising crude oil prices negatively impacted margins and
refinery fuel costs
Production limited to approximately 84% utilization due to
maintenance and economics… but production mix improved
with more distillate and less gasoline / residual fuel.
Non-Refining earnings of $47MM
Rising feedstock costs for Retail Marketing and Chemicals
Solid contributions from Logistics and Coke
* For reconciliation to Net Income, see slide 15.

Refining & Supply Summary – 2Q08

2Q08 earnings* of $32MM
Weak gasoline demand/margins limited normal
seasonal improvement
Rising/higher crude oil prices and marine
transportation costs reduced realized margins and
capture versus benchmarks
Operations
Net refinery production of 76 MMB (840 MB/D)… 84% of
rated capacity… limited by maintenance activity and
optimization efforts
Improved production mix to produce more distillate
and less residual fuel
Operating expenses increased due to higher fuel and
utility costs
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 15.

% Distillate
% Resid

% Gasoline, Distillate

■

■

Refining & Supply Production Mix
37.8%
36.1%
36.3%
35.5%
34.5%
35.1%
7.5%
8.2%
8.7%
9.7%
9.1%
9.6%
30%
33%
35%
38%
40%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
10.5%
11.0%
11.5%
12.0%
Northeast
% of Net Production
Distillate
Residual Fuel
MidContinent
% of Net Production
42.2%
39.9%
46.2%
46.6%
47.6%
51.2%
48.3%
32.6%
34.7%
33.0%
30.8%
32.3%
30%
33%
35%
38%
40%
43%
45%
48%
50%
53%
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Distillate
Gasoline
2Q08 Comments:
Less low-valued residual fuel and
more high-valued distillate
2Q08 Comments:
Less gasoline and more high-valued
distillate

Northeast Refining Margins

* Northeast 6-3-2-1 Value-Added
Benchmark. For definition, see slide 23.
Realized Margin vs. Benchmark, $/B
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Northeast Refining:
Realized Margin 5.25 12.32 6.35 5.55 3.50 7.13
6-3-2-1  VA* 8.16 14.15 8.46 6.99 5.78 10.78
Differential (2.91) (1.83) (2.11) (1.44) (2.28)
(3.65)
Actual vs.
Benchmark:
Crude (2.24) (1.66) (2.14) (2.40) (2.92)
(5.81)
Product (0.67) (0.17) 0.03 0.96 0.64 2.16
Differential (2.91) (1.83) (2.11) (1.44) (2.28)
(3.65)

2.24
1.66
2.14
2.40
2.92
5.81
0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
7
Crude Cost vs. Dated Brent +$1.25/B
2Q08 Comments:
Higher transportation costs
Negative timing impact of ~$40/B rise
in crude oil prices from the beginning
to the end of the quarter on ~2.5 MMB
Higher premiums for West African
crudes offset by increased volumes
of other lower-cost grades
2.16
0.64
0.96
0.03
(0.17)
(0.67)
-1.50
-1.00
-0.50
0.00
0.50
1.00
1.50
2.00
2.50
3.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Products vs. VA Benchmark, $/B
Northeast Refining Margins
2Q08 Comments:
Favorable production mix versus the
marker (more distillate, less residual
fuel)
Partially offset by rising net cost of
internally produced fuel

MidContinent Refining Margins
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
MidCont Refining:
   Realized Margin 11.42 22.14 13.10 7.10 3.21    6.80
   3-2-1 Benchmark* 11.06 28.30 17.02 7.71 6.12 12.02
      Differential +0.36 (6.16) (3.92) (0.61) (2.91) (5.22)
Actual vs.
   Benchmark:
   Crude
(0.36) (2.17) (1.84) (0.30) (1.56) (3.01)
   Product   0.72 (3.99) (2.08) (0.31) (1.35) (2.21)
      Differential +0.36 (6.16) (3.92) (0.61) (2.91) (5.22)

Realized Margin vs. Benchmark, $/B
* MidContinent 3-2-1 Benchmark. For definition, see slide 23.

0.36
2.17
1.84
0.30
1.56
3.01
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
9
0.72
(3.99)
(2.08)
(0.31)
(1.35)
(2.21)
-5.00
-4.00
-3.00
-2.00
-1.00
0.00
1.00
2.00
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Products vs. Benchmark, $/B Crude Cost vs. WTI +$0.75, $/B
MidContinent Refining Margins
2Q08 Comments:
Higher costs for Canadian sweet
synthetic crude vs. WTI marker
2Q08 Comments:
Lower realizations on products not
directly linked with higher crude oil
prices
Partially offset by favorable production
mix versus the marker (more distillate,
less gasoline)

230
240
250
260
270
280
290
300
310
320
330
340
350
Retail Marketing – Breakeven
Retail gasoline margins squeezed in April and May due to
rising wholesale prices
Sales volume decline of 3% vs. 2Q07 on weaker driving
demand
Chemicals – Earnings of $3MM
Margin contraction vs. 1Q08 on higher feedstock costs
Non-Refining Business Income* - 2Q08
10
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 15.
Wholesale Gasoline Price, cpg
(87 Regular New York Harbor)
Apr-08
52
54
56
58
60
62
64
66
68
70
72
Mar-08 Apr-08 May-08 Jun-08
Propylene Price, cpp
(Refinery Grade)
May-08 Jun-08

Retail Marketing – Breakeven
Retail gasoline margins squeezed in April and May due to
rising wholesale prices
Sales volume decline of 3% vs. 2Q07 on weaker driving
demand
Chemicals – Earnings of $3MM
Margin contraction vs. 1Q08 on higher feedstock costs
Logistics – Earnings of $21MM
Second consecutive record quarter for Sunoco Logistics
Partners L.P. (NYSE: SXL)
Coke – Earnings of $23MM
Higher price realizations from coal and coke production at
Jewell operations
Ongoing construction projects continue to progress…
Haverhill 2 facility starting production in 3Q08
Expect full-year 2008 net income to be $110-115MM
Non-Refining Business Income* - 2Q08
* Business Unit Net Income after tax. For reconciliation to Net Income, see slide 15.

3Q08 Outlook
12
Refining & Supply
Refining margins, particularly for gasoline, continue to be
weak in July
3Q08 refinery utilization expected to reflect the current
challenging market conditions… optimize crude and
product slate
Non-Refining Businesses
Retail gasoline margins expanded in July due to falling
wholesale prices
Chemical margins continue to be under pressure from
rising propylene feedstock costs
Coke and Logistics earnings relatively stable versus 2Q08

Nigerian Crude Purchases*, MB/D 90 306 319 337 356 0 50 100 150 200 250 300 350 400 2006 2007 1Q08 2Q08 3Q08 Proj 13 * For use in the Northeast Refining system

Appendix 14

Earnings Profile
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Net Income (Loss) (MM$ after tax):
   Refining & Supply
    76   482   171 43 (123)   32
   Retail Marketing
      7       31   1   26   -
   Chemicals
      9      6    13   (2)   18   3
   Logistics
      9       14     15   21
   Coke
    11    13      7   (2)   25   23
   Corporate Expenses
    (15)   (18)   (11) (23)   (17)   (11)
   Net Financing Expenses & Other
    (12)   (14)    (9)   (6)    (3)    (7)
     Income(Loss) Before Special Items
     85 509 216   23   (59)   61
         Special Items
    90      -       -   (32)     -   21
    Total Net Income (Loss)   175 509 216     (59)   82
  EPS (Diluted), Income (Loss) Before
     Special Items
  0.70
4.20
1.81
0.20
(0.50)
0.52
  EPS (Diluted), Net Income (Loss)
  1.44 4.20 1.81   (0.08)  (0.50) 0.70
15
10
30

(9)

Key Margin Indicators
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Refining & Supply, $/B
   Realized Northeast   5.25 12.32   6.35   5.55   3.50     7.13
   Realized MidContinent 11.42 22.14 13.10   7.10   3.21     6.80
      Realized Total R&S   6.98 14.70   8.06   5.95   3.43     7.04
Retail Marketing, cpg
   Gasoline     8.3   10.1   11.1     7.7   11.1       7.4
   Distillate    16.3     9.5     8.1   13.3   17.0     11.3
Chemicals, cpp
   Phenol and Related     8.8     8.5     8.7     7.9     9.2       7.5
   Polypropylene   12.7   11.4   11.7   10.4   12.5     11.2
      Total Chemicals   10.5     9.7   10.0     8.9   10.6       9.1
Dated Brent Crude Oil, $/B 57.28 68.77 74.84 88.69 96.90 121.38
Natural Gas, $/DT   7.18   7.65   6.24   7.39   8.75   11.48

Key Volume Indicators
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Refining & Supply
   Northeast:
     Crude Throughputs, MB/D 539 614 643 647 570 544
     % Capacity   82   94   98   99   87   83
     Net Prod. Available for Sale, MB/D 599 671 703 716 633 610
   MidContinent:
     Crude Throughputs, MB/D 223 205 230 236 208 222
     % Capacity   91   84   90    93    82   87
     Net Prod. Available for Sale, MB/D 232 215 240 246 215 230
   Total Refining & Supply:
     Crude Throughputs, MB/D 762 819 873 883 778 766
     % Capacity   85   91   96   97   85   84
     Net Prod. Available for Sale, MB/D 831 886 943 962 848 840
     Net Prod. Available for Sale, MMB   75   81   87   88   77   76

Refining & Supply – Products Manufactured

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Northeast
Net Production, MB/D 598.9        670.7        703.3        715.5        633.1        610.4
Gasoline 48% 49% 49% 48% 47% 49%
Middle Distillates 35% 34% 36% 36% 36% 38%
Residual Fuel 10% 9% 10% 9% 8% 8%
Petrochemicals 4% 4% 4% 4% 4% 5%
Other 7% 8% 6% 7% 10% 5%
Less Refinery Fuel -4% -4% -5% -4% -5% -5%
MidContinent
Net Production, MB/D 232.4        215.3        239.5        246.5        215.2        229.7
Gasoline 48% 51% 48% 47% 46% 42%
Middle Distillates 32% 31% 33% 35% 33% 40%
Residual Fuel 2% 2% 2% 2% 2% 2%
Petrochemicals 4% 4% 4% 3% 3% 3%
Lubricants 6% 5% 5% 5% 6% 5%
Other 13% 12% 13% 13% 15% 13%
Less Refinery Fuel -5% -5% -5% -5% -5% -5%
Total Refining & Supply
Net Production, MB/D 831.3        886.0        942.8        962.0        848.3        840.1
Gasoline 48% 49% 48% 48% 46% 47%
Middle Distillates 34% 34% 35% 36% 35% 38%
Residual Fuel 7% 7% 8% 7% 7% 6%
Petrochemicals 4% 4% 4% 4% 4% 4%
Lubricants 2% 1% 1% 1% 2% 1%
Other 10% 10% 9% 9% 11% 8%
Less Refinery Fuel -5% -5% -5% -5% -5% -4%

Refining & Supply - Gasoline and Distillate Production

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Northeast
Gasoline Production, MB/D 289.3 327.8 342.7 344.8 294.2 296.7
RFG 51% 52% 53% 55% 56% 57%
Conventional 49% 48% 47% 45% 44% 43%
Distillate Production, MB/D 210.1 231.0 249.8 259.7 228.4 229.7
On-Road Diesel Fuel 55% 61% 57% 55% 51% 56%
Heating Oil / Off-Road Diesel 25% 23% 27% 28% 31% 26%
Jet Fuel 16% 14% 14% 15% 15% 17%
Kerosene/Other 4% 2% 2% 2% 3% 1%
MidContinent
Gasoline Production, MB/D 112.1 110.3 114.2 114.8 99.3 96.8
RFG 0% 0% 0% 0% 0% 0%
Conventional 100% 100% 100% 100% 100% 100%
Distillate Production, MB/D 75.3 66.3 79.2 85.4 70.2 92.1
On-Road Diesel Fuel 38% 40% 35% 35% 23% 34%
Heating Oil / Off-Road Diesel 28% 24% 25% 26% 32% 26%
Jet Fuel 34% 36% 40% 39% 45% 40%
Kerosene/Other 0% 0% 0% 0% 0% 0%
Total Refining & Supply
Gasoline Production, MB/D 401.4 438.1 456.9 459.6 393.5 393.5
RFG 37% 39% 40% 41% 42% 43%
Conventional 63% 61% 60% 59% 58% 57%
Distillate Production, MB/D 285.4 297.3 329.0 345.1 298.6 321.8
On-Road Diesel Fuel 51% 56% 52% 50% 44% 50%
Heating Oil / Off-Road Diesel 26% 23% 26% 28% 32% 26%
Jet Fuel 21% 19% 20% 21% 22% 23%
Kerosene/Other 2% 2% 2% 1% 2% 1%

Key Volume Indicators
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Retail Marketing
   Gasoline Sales, MM gal 1,131 1,175 1,170 1,138 1,070 1,140
   Middle Distillate Sales, MM gal    177    152    144    149    145    143
      Total Sales, MM gal 1,308 1,327 1,314 1,287 1,215 1,283
   Gasoline and Diesel Throughput
     (Company-owned or leased outlets)
     (M gal/Site/Month)

   142
   152
   154
   152
  143
  152
   Merchandise Sales (M$/Store/Month)      76      87      91      85    77    86
Chemicals
   Phenol and Related Sales, MM#    592    644    633    639   599   591
   Polypropylene Sales, MM#    548    576    623    550   569   562
   Other Sales, MM#      20      22      19      19     24     19
      Total, MM# 1,160 1,242 1,275 1,208 1,192 1,172
Coke
   Production, M tons:
      United States    611    620    621    617   613 614
      Brazil      32    237    403    419     388     404

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002    --      --       --
2003   5.8    136 23.36
2004 15.9    568 35.68
2005    6.7    435 64.57
2006
12.2    871 71.13
2007   4.0    300 75.35
1H08   0.8      49 63.27
   Total
77.2 2,896 37.46
At 6/30/08:
Shares O/S = 116.9MM
Remaining Authorization = $600MM

Financial Ratios
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08
Total Debt (GAAP Basis) 2,086 1,973 2,039 1,728 1,686 1,826
Plus: Debt Guarantees        5        4        3        3        3        3
Less: Cash    222    240    263    648    347    214
Net Debt (Revolver Covenant Basis) 1,869 1,737 1,779 1,083 1,342 1,615
Shareholders’ Equity (GAAP Basis) 2,159 2,576 2,566 2,533 2,367 2,414
SXL * Minority Interest    349    348    353    356    359    367
Equity (Revolver Covenant Basis) 2,508 2,924 2,919 2,889 2,726 2,781
Debt / Capital (GAAP Basis) 49% 43% 44% 41%   42%   43%
Net Debt / Capital **
(Revolver Covenant Basis)
43% 37% 38% 27% 33% 37%
* Sunoco Logistics Partners L.P. (NYSE: SXL)
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.

Sunoco Refinery Benchmark Margins

MidContinent 3-2-1 Benchmark
3 WTI Crude: NYMEX futures L1 Close + $0.75 for transportation
2 Unleaded Regular Gasoline: Chicago Pipeline Platt’s Low
1 No. 2 Low Sulfur (Low Sulfur Diesel): Fuel Oil Chicago Pipeline Platt’s Low
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Northeast Refining:
   6-3-2-1 Value-Added
Benchmark
8.16
14.15
8.46
6.99
5.78
10.78
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
MidContinent Refining:
   3-2-1 Benchmark 11.06 28.30 17.02 7.71 6.12 12.02

For More Information 24 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 Tom Harr (215) 977-6764

Safe Harbor Statement

This slide presentation should be reviewed in conjunction with Sunoco’s Second Quarter 2008 earnings conference call held on August 7, 2008 at 3:00 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference
ID#55206089.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2007, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.